Exhibit 99.1
PRG-SCHULTZ INTERNATIONAL, INC. AND SUBSIDIARIES
     On May 30, 2007, PRG-Schultz International, Inc. (the “Company”) sold its Meridian VAT business (“Meridian”) to Averio Holdings Limited, a Dublin, Ireland based company affiliated with management of Meridian (the “Purchaser”). The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 is presented as if the sale transaction had been completed as of such date. The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and the three month period ended March 31, 2007 are presented as if the sale transaction had been completed as of January 1, 2006. A nonrecurring gain on sale of approximately $20 million has not been included in the unaudited pro forma condensed consolidated statements of operations but is expected to be reflected in the Company’s Condensed Consolidated Statement of Operations to be included in the Company’s Form 10-Q for the quarter ending June 30, 2007.
     The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the sale of Meridian. The pro forma adjustments have been made to illustrate the estimated financial effect of the sale transaction as if the sale transaction had occurred on the dates set forth above. The adjustments are based upon available information and assumptions that the Company believes are reasonable as of the date of this Form 8-K filing. Assumptions underlying the pro forma adjustments are described in the notes accompanying the pro forma condensed consolidated financial information presented and should be read in conjunction with the Company’s historical financial statements and related notes contained in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2007 and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006. In the opinion of management, the accompanying unaudited pro forma condensed consolidated balance sheet and statements of operation include all material adjustments necessary to reflect, on a pro forma basis, the impact of the sale transaction on the historical financial information of the Company.
     The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operation or results that might have occurred if the sale transaction had actually been completed on the indicated dates.

PRG-SCHULTZ INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)
(In thousands)

	As of March 31, 2007
		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$21,359	$17,760	(a)	$39,119
Restricted cash	3,413	(3,339)	(b)	74
Receivables:
Contract receivables, less allowances
Billed	30,930	(1,629)	(b)	29,301
Unbilled	7,790			7,790

	38,720	(1,629)		37,091
Employee advances and miscellaneous receivables, less allowances	769	1,856	(c)	2,625

Total receivables	39,489	227		39,716

Funds held for client obligations	42,104	(42,104)	(b)	—
Prepaid expenses and other current assets	2,488	(876)	(b)	1,612

Total current assets	108,853	(28,332)		80,521

Property and equipment, at cost	66,211	(13,840)	(b)	52,371
Less accumulated depreciation and amortization	(56,737)	12,393	(b)	(44,344)

Property and equipment, net	9,474	(1,447)		8,027

Goodwill	4,600			4,600
Intangible assets, less accumulated amortization	22,715			22,715
Unbilled receivables	1,557			1,557
Deferred income taxes	171			171
Other assets	9,806	(2,549)	(b)	7,257

	$157,176	$(32,328)		$124,848

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Obligations for client payables	$42,104	(42,104)	(b)	$—
Accounts payable and accrued expenses	19,082	(4,769)	(b)	14,313
Accrued payroll and related expenses	29,777	(2,924)	(b)	26,853
Refund liabilities	10,207			10,207
Deferred revenue	3,631	(2,888)	(b)	743
Current portions of debt obligations	1,434			1,434

Total current liabilities	106,235	(52,685)		53,550

Senior notes, net of unamortized discount	44,117			44,117
Senior convertible notes, including unamortized premium	67,108			67,108
Other debt obligations	15,457			15,457
Noncurrent compensation obligations	7,426			7,426
Refund liabilities	1,772			1,772
Other long-term liabilities	5,602			5,602

Total liabilities	247,717	(52,685)		195,032

Mandatorily redeemable participating preferred stock	8,916			8,916
Shareholders’ equity (deficit):
Common stock	93			93
Additional paid-in capital	517,612			517,612
Accumulated deficit Additional paid-in capital Common stock, no par value; $.001 stated value per share. Authorized 200,000,000 shares; issued 68,069,114x shares in 2005-6 and 67,658,65668,069,114 shares in 2005-4	(570,625)	20,357	(d)	(550,268)
Accumulated other comprehensive income Accumulated deficit Additional paid-in capital	2,173			2,173
Treasury stock, at cost Accumulated other comprehensive income Accumulated deficit	(48,710)			(48,710)

Total shareholders’ equity (deficit) Unearned amortized portion of restricted stock compensation expense Treasury stock at cost; 5,764,525 shares in 2006-5 and 2005-4	(99,457)	20,357		(79,100)

	$157,176	$(32,328)		$124,848

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

PRG-SCHULTZ INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Year Ended December 31, 2006
		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues	$266,095	$(40,197	)(e)	$225,898
Cost of revenues	193,747	(31,920	)(e)	161,827

Gross margin	72,348	(8,277)		64,071

Selling, general and administrative expenses	60,199	(3,699	)(e)	56,500
Operational restructuring expense	4,130			4,130

Operating income	8,019	(4,578)		3,441

Interest expense, net	16,219	92	(f)	16,311
Loss on financial restructuring	10,047			10,047

Loss from continuing operations before income taxes	(18,247)	(4,670)		(22,917)

Income taxes	2,019	(854	)(g)	1,165

Loss from continuing operations	$(20,266)	$(3,816)		$(24,082)

Loss per common share from continuing operations:
Basic	$(3.20)			$(3.78)

Diluted	$(3.20)			$(3.78)

Weighted-average common shares outstanding:
Basic	6,616			6,616

Diluted	6,616			6,616

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

PRG-SCHULTZ INTERNATIONAL, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three Months Ended March 31, 2007
		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues	$66,908	$(9,878	)(e)	$57,030
Cost of revenues	45,464	(8,223	)(e)	37,241

Gross margin	21,444	(1,655)		19,789

Selling, general and administrative expenses	14,740	(1,058	)(e)	13,682

Operating income	6,704	(597)		6,107

Interest expense, net	4,115	26	(f)	4,141

Earnings from continuing operations before income taxes	2,589	(623)		1,966

Income taxes	1,055	(524	)(g)	531

Earnings from continuing operations	$1,534	$(99)		$1,435

Earnings per common share from continuing operations:
Basic	$0.16			$0.15

Diluted	$0.13			$0.12

Weighted-average common shares outstanding:
Basic	8,373			8,373

Diluted	12,164			12,164

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

PRG-SCHULTZ INTERNATIONAL, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

(a)	Adjustment represents the cash proceeds received at closing net of professional fees and less Meridian’s cash and cash equivalents as of March 31, 2007.

(b)	Adjustment represents the removal of Meridian’s assets and liabilities included in the March 31, 2007 historical balance sheet.

(c)	Adjustment represents non-contingent payment due from Purchaser due December 2007 less professional fees. This adjustment excludes contingent payments due in December 2008 and 2009.

(d)	Adjustment represents approximate gain which would have been recognized had the transaction been completed on March 31, 2007.

(e)	Adjustment represents Meridian’s revenues and expenses for the period presented.

(f)	Adjustment represents Meridian’s interest income for the period presented.

(g)	Adjustment represents income tax expense recognized during the period presented attributable to Meridian’s operations.